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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                             AMENDMENT NO. 2 TO

                                 FORM 8-K/A

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   FEBRUARY 1, 2002
DATE OF EARLIEST EVENT REPORTED:   NOVEMBER 29, 2001

                        NORTHROP GRUMMAN CORPORATION
           (Exact name of registrant as specified in its charter)


     DELAWARE                   1-16411                        95-4840775
 (State or other         (Commission File Number)           (I.R.S. Employer
  jurisdiction of                                        Identification Number)
 incorporation or
  organization)

                           1840 CENTURY PARK EAST
                       LOS ANGELES, CALIFORNIA 90067
                  (Address of principal executive offices)

                               (310) 553-6262
                      (Registrant's telephone number,
                           including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On January 18, 2002, Northrop Grumman Corporation, a Delaware corporation ("Northrop Grumman"), through its wholly owned subsidiary, Purchaser Corp. I, a Delaware corporation (the "Purchaser") completed its acquisition of all outstanding shares of common stock of Newport News Shipbuilding Inc., a Delaware corporation ("Newport News") pursuant to an Agreement and Plan of Merger, dated as of November 7, 2001 (the "Merger Agreement") by and among Northrop Grumman, the Purchaser and Newport News. Pursuant to the Merger Agreement, Newport News was merged with and into the Purchaser, with the Purchaser being the surviving corporation (the "Merger"). The surviving corporation's name was changed to Newport News Shipbuilding Inc.

     Northrop Grumman completed its acquisition of Newport News in a two-step transaction. In the first step of the transaction, on November 29, 2001, the Purchaser completed an offer to purchase or exchange (the "Offer") each outstanding share of the Newport News common stock (including associated rights) for either, at the election of the holder: (i) $67.50 net per share, in cash, or (ii) 0.7193 shares of Northrop Grumman, subject in each case to the proration procedures and limitations described in the amended prospectus dated November 13, 2001 and comprising a part of Northrop Grumman's Registration Statement on Form S-4 (Commission File No. 333-61506) as amended from time to time (the "S-4"). In the Offer, Northrop Grumman, through the Purchaser acquired 26,240,422 shares of Newport News common stock (including associated rights), which represented approximately 80.7% of the outstanding shares of Newport News common stock, as of December 5, 2001. Pursuant to the Offer, Northrop Grumman paid approximately $511,569,918 in cash and issued approximately 13,423,758 shares of Northrop Grumman. In the subsequent Merger, each surrendered outstanding share of Newport News common stock received, at the election of the holder: (i) $67.50 net per share, in cash, or (ii) 0.7193 shares of Northrop Grumman (the same consideration offered in the Offer). Those stockholders who did not make an election in connection with the merger or did not surrender their shares of Newport News will receive $51.14 in cash and 0.1743 shares of Northrop Grumman.

     The Merger is intended to qualify as a tax-free reorganization and is being accounted for as a purchase. The description contained in this Item 2 of the transaction contemplated by the Merger Agreement is entirely qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 hereto.

    Exhibits.

    Exhibit                     Description of Exhibits
    Number

     2.1 Agreement and Plan of Merger dated as of November 7, 2001, among Northrop Grumman Corporation, Newport News
               Shipbuilding Inc. and Purchaser Corp. I filed as Annex C to Form S-4 Registration Statement No. 333-61506 filed with the SEC on December 13, 2001 and incorporated herein by reference.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORTHROP GRUMMAN CORPORATION

Date:  February 1, 2002

                                     By:  /s/  John H. Mullan
                                          ---------------------------

                                          John H. Mullan
                                          Corporate Vice President and
                                          Secretary